SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Allspring  Special Global Small Cap Fund
(the “Fund”)
Effective on or around September 2, 2025, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	Administrator	Institutional
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%	0.00%
Other Expenses	0.60%	0.60%	0.53%	0.28%
Total Annual Fund Operating Expenses	1.55%	2.30%	1.48%	1.23%
Fee Waivers	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	1.42%	2.17%	1.35%	1.10%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through February 28, 2027, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 1.42% for Class A, 2.17% for Class C, 1.35% for Administrator Class and 1.10% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$711	$1,024	$1,360	$2,304
Class C	$320	$706	$1,218	$2,626
Administrator Class	$137	$455	$796	$1,757
Institutional Class	$112	$377	$663	$1,477
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$220	$706	$1,218	$2,626

August 15, 2025	SUP4305 08-25